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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 14, 2001


                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


             Ohio                       1-8519                31-1056105
 (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)               Number)            Identification No.)


    201 East Fourth Street
       Cincinnati, Ohio
     (Address of principal                                       45202
      executive offices)                                      (Zip Code)



       Registrant's telephone number, including area code: (513) 397-9900



FORM 8-K                                                          BROADWING INC.


ITEM 5.   OTHER EVENT.

      Please see attached copy of a news release that was released earlier today.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BROADWING INC.



                              By: /s/ JEFFREY C. SMITH
                                  -------------------------------------------
                                  Jeffrey C. Smith
                                  Chief Legal and Human Resources Officer
                                        and Corporate Secretary



Date:  December 14, 2001